CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Amendment No. 1 to the 2004 Annual Report of Partner Communications Company Ltd (the "Company") on Form 20-F/A for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

        1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2006

                                              /s/ Amikam Cohen
                                              Name: Amikam Cohen
                                              Title: Chief Executive Officer



Date: June 13, 2006

                                              /s/ Alan Gelman
                                              Name: Alan Gelman
                                              Title: Chief Financial Officer